EXHIBIT 10.1

SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (the “Sixth Amendment”) is executed and entered into this 26th day of January, 2010 by and between CTI Industries Corporation, an Illinois corporation and CTI Helium, Inc., an Illinois corporation (collectively the “Borrower”) and RBS Citizens, N.A., successor by merger to Charter One Bank, N.A., a national banking association (“Bank”) and amends, as of the effective date hereof, the Loan and Security Agreement between the parties dated February 1, 2006, as amended by the First Amendment to Loan and Security Agreement dated June, 2006, the Second Amendment to Loan and Security Agreement dated December 6, 2006, the Third Amendment to Loan and Security Agreement dated November 13, 2007, the Fourth Amendment to Loan and Security Agreement dated April 15, 2008 and the Fifth Amendment to Loan and Security Agreement dated January 30, 2009 (collectively the “Loan Agreement”).  Capitalized terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

For and in consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Loan Agreement is hereby amended as follows:

1.           The definition of “Revolving Loan Maturity Date” as set forth in Section 1.1 of the Loan Agreement shall be amended in its entirety to read as follows:

“Revolving Loan Maturity Date” shall mean April 30, 2010, unless extended by the Bank pursuant to any modification, extension or renewal note executed by the Borrower and accepted by the Bank in its sole and absolute discretion is substitution for the Revolving Note.

2.           The effectiveness of this Sixth Amendment is subject to the satisfaction of all of the following conditions precedent:

(a)           Bank shall have accepted this Sixth Amendment in the spaces provided for that purpose below.

(b)           The Guaranties shall have been reaffirmed by the Guarantors.

(c)           Except as set forth herein, the Borrower shall be in full compliance with the terms of the Loan Documents and no Event of Default or Unmatured Event of Default shall have occurred or be continuing after giving effect to this Sixth Amendment.

(d)           Borrower shall have paid Bank an extension fee of $7,875.

(e)           Borrower shall have delivered certified copies of Board of Director resolutions authorizing this Sixth Amendment.

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(f)           All other legal matters incident to the execution and delivery hereof contemplated hereby and to the transaction contemplated hereby (including the delivery of ancillary documentation requested by Bank) shall be satisfactory to Bank and its counsel.

3.           To the extent the terms of this Sixth Amendment conflict with the terms of the Loan Agreement, the terms hereof shall be controlling.  Except as specifically amended hereby, the Loan Agreement shall remain unchanged and in full force and effect.  The Loan Agreement, as amended hereby, and all rights and powers created thereby and thereunder are in all respects ratified and confirmed.  This Sixth Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts and each such counterpart shall be deemed an original, but all such counterparts together shall constitute but one and the same Sixth Amendment.  This Sixth Amendment shall be binding upon and inure to the benefit of the Bank and the Borrower, and their respective successors and assigns.  This Sixth Amendment shall be governed by and construed in accordance with the laws of the State of Illinois.

IN WITNESS WHEREOF the parties hereto have caused this Sixth Amendment to be duly executed and delivered by their duly authorized officers as of the date first set forth above.

BORROWER:

CTI Helium, Inc.		CTI Industries Corporation

By:	/s/ Stephen Merrick	By:	/s/ Stephen Merrick

Title:	Executive Vice President	Title:	Executive Vice President

BANK:

RBS Citizens, N.A., successor by merger to Charter One Bank, N.A.

		By:	/s/ Todd M. Kostelnik

		Title:	Vice President of Commercial and Healthcare Banking

[Sixth Amendment to Loan and Security Agreement]

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